EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made by and between Wits Basin Precious Minerals Inc, a Minnesota corporation (the “Company”), and:

(hereinafter referred to, whether individually or jointly, as the “Undersigned”) in connection with the private placement offering (the “Offering”) of up to an aggregate amount of $110,000 in units of the Company (the “Units”), each Unit consisting of one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and one warrant to purchase a share of Common Stock at an exercise price of $0.03 per share, in the form attached hereto as Exhibit A (the “Warrants”), at a price per Unit of $0.03.  The Company has the right to reject any subscription, in whole or in part, at any time and for any reason.  If the subscription is rejected or if the Offering is otherwise terminated, the Company will promptly return the related funds delivered herewith, without interest or deduction.  The Offering will continue until August 31, 2010.

1.           Subscription for Units.  Subject to the terms hereinafter set forth, the undersigned hereby irrevocably subscribes for and agrees to purchase from the Company                                                         Units for an aggregate purchase price of $                                                       (the “Purchase Price”).  Payment of the Purchase Price is being delivered by:

☐	an enclosed check payable to the order of Wits Basin Precious Minerals Inc or

☐           a wire transfer of immediately available funds to:

Bank	Wells Fargo Bank, N.A. MAC: N9305-011, 6th & Marquette Ave Minneapolis, MN 55479
Routing Number:	121000248
Account Number:	1889094940
Account Name:	Wits Basin Precious Minerals Inc

Upon acceptance of this subscription and the closing of the Offering (or any part of the Offering to which this subscription relates), the Company will record the undersigned as the holder of the Common Stock and Warrants in the Company’s records.  The undersigned hereby authorizes the Company to record the Common Stock and Warrants purchased hereunder as being held by the person(s) having the mailing address set forth below.

2.           Representations of the Subscriber.  In connection with, and in consideration of, the sale of the Units, including the shares of common stock included therein and the shares of common stock issuable upon exercise of the Warrants (collectively, the “Securities”), to the undersigned, the undersigned hereby represents and warrants to the Company that the undersigned:

A.           Has received, carefully reviewed and is familiar with (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2010; (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with the SEC on May 17, 2010 (iii) the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2009; and (iv) any other documents specifically requested by the Investor (all such documents are collectively referred to hereinafter as the “Disclosure Documents”).

B.           Has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review all documents as the undersigned may have requested in writing and the opportunity to ask any questions the undersigned may have had) and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Documents to the extent reasonably available, necessary to verify the accuracy of information provided in the Disclosure Documents.

C.           The undersigned further understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), and there currently is no market for the Company’s common stock.

D.           The undersigned realizes that there are significant restrictions on the transferability of the Securities and that for these and other reasons, the undersigned may not be able to liquidate an investment in the Securities for an indefinite period.

E.           Can bear the economic risk of an investment in the Securities for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Securities, and can afford to hold the Securities indefinitely.

F.           Realizes that the Securities have not been registered for sale under the Act or applicable state securities laws (the “State Laws”) and may be sold only pursuant to registration under the Act (including Regulation S, if applicable) and State Laws, or an opinion of counsel satisfactory to counsel for the Company that such registration is not required.

G.           Acknowledges that no federal or state agency, including the Securities and Exchange Commission (the “SEC”) or the securities commission or authority of any state, has approved or disapproved the Securities, passed upon or endorsed the merits of the Offering of the Securities or the accuracy or adequacy of the Disclosure Documents, or made any finding or determination as to the fairness or fitness of the Securities for public sale.

H.           Believes that the investment in the Securities is suitable for the undersigned based upon the undersigned’s investment objectives and financial needs, and the undersigned has adequate means to provide for the undersigned’s current financial needs and personal/business contingencies and has no need for liquidity of investment with respect to the Securities.

I.           Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative who such investor intends to use in connection with a decision as to whether to purchase the Securities and who together with such investor has such knowledge and experience in financial and business matters that they are together capable of evaluating the merits and risks of investing in the Securities).

J.           Has relied upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to tax and other considerations relating to the purchase of Securities in the Offering.  The undersigned is not relying upon the Company with respect to the economic considerations involved to make an investment decision in the Securities.

K.           Acknowledges that an investment in a private placement of securities, including the Securities, is HIGHLY SPECULATIVE in nature.  Accordingly, such an investment may not be appropriate for Individual Retirement Accounts or other retirement-type accounts that have conservative investment objectives.  If this investment is in fact purchased in a retirement-type account, the undersigned represents and affirms that it understands the risks of the investment and has decided that such risks are consistent with the undersigned’s investment objectives for this account.

3.           Investment Intent.  The undersigned has been advised that the Securities have not been registered under the Act or the relevant State Laws but are being offered, and will be offered and sold pursuant to exemptions from the Act and State Laws, and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations contained herein.  The undersigned represents and warrants that the Securities are being purchased for the undersigned’s own account and for long term investment and without the intention of reselling or redistributing the Securities, that the undersigned has made no agreement with others regarding any of the Securities, and that the undersigned’s financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Securities in the foreseeable future.  The undersigned is aware that (i) in the view of the SEC, a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Securities and for which the Securities were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above and (ii) the transferability of the Securities is restricted.

The restrictions on transfer contained in this paragraph 3 shall be evidenced by a legend placed on the certificate(s) representing the Securities containing substantially the following language:

“The securities represented by this certificate have not been registered under either the Securities Act of 1933 or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such laws covering such securities, or the Company receives an opinion of counsel acceptable to the Company stating that such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such laws.”

The undersigned further represents and agrees that if, contrary to the undersigned’s foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Securities in any manner, the undersigned shall not do so without first obtaining (i) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Act and applicable State Laws, or (ii) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities except as specifically set forth herein).

4.           Residence.  The undersigned represents and warrants that the undersigned is a bona fide resident of (or, if an entity, is organized or incorporated under the laws of, and is domiciled in) the state indicated on page 7 of this Agreement and that the Securities are being purchased by the undersigned in the undersigned’s name solely for the undersigned’s own beneficial interest and not as nominee for, on behalf of, for the beneficial interest transfer to, any other person, trust, or organization (except as specifically set forth in this Agreement).

Paragraph 5 is required in connection with the exemptions from the Act and state laws being relied on by the Company with respect to the offer and sale of the Securities.  All of such information will be kept confidential and will be reviewed only by the Company and its counsel.  The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth below.

5.            Accredited Status.  The undersigned represents and warrants as follows (check all that apply):

___	A.
The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000, excluding the value of the undersigned’s primary residence. (In calculating net worth, you may include equity in personal property and real estate (other than your primary residence), cash, short term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

___	B.
The undersigned is an individual (not a partnership, corporation, etc.) with income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

___	C.
The undersigned is an individual (not a partnership, corporation, etc.) who, with his or her spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

___	D.	The undersigned is a director or executive officer of the Company.

___	E.
The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above (if relying on this category alone, each equity owner must complete a separate copy of this Agreement).

___	F.	The undersigned is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the following (check one or more, as applicable):

___	1.
The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections (a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

___	2.	The undersigned is an insurance company as defined in Section 2(13) of the Act.

___	3.	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

___	4.	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___	5.	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) and either (check all that apply):

___	a.	the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

___	b.	the plan has total assets in excess of $5,000,000; or

___	c.	the plan is a self directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Act.

___	6.	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___	7.
The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

___	a.	an organization described in Section 501(c)(3) of the Internal Revenue Code; or

___	b.	a corporation; or

___	c.	a Massachusetts or similar business trust; or

___	d.	a partnership.

___	8.
The undersigned is a trust with total assets exceeding $5,000,000 which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Securities.

___	9.	The undersigned is not an accredited investor.

6.       FINRA Affiliation.  The undersigned is affiliated or associated, directly or indirectly, with a Financial Industry Regulatory Authority (“FINRA”) member firm or person.

Yes ☐                                 No ☐

If yes, list the affiliated member firm or person:

Your relationship to such member firm or person:

7.       Entities.  If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

A.          The undersigned was not organized for the specific purpose of acquiring the Securities; and

B.          This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

8.           Legal Age.  If the undersigned is an individual, the undersigned is of legal age.

9.           Miscellaneous.

A.           Manner in which title is to be held: (check one):

___ Individual Ownership

___ Joint Tenants with Right of Survivorship*

___ Partnership*

___ Tenants in Common*

___ Corporation

___ Trust

___ Other (describe): _________________________________________

*  Multiple signatures required.

B.           The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

C.           This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

D.           The undersigned agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the undersigned’s suitability as an investor.

Signature Page to Follow